UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

COLORSTARS GROUP

(Exact name of registrant as specified in its charter)

Nevada	000-54107	06-1766282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10F, No. 566 Jung Jeng Rd. Sindian City,

New Taipei City 231, Taiwan, R.O.C

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 336-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

Partiz & Company, P.A. (“Partiz”) has been the independent registered public accounting firm of ColorStars Group (the “Company”) since July 11, 2016. Effective as of June 15, 2017, the Board of Directors of the Company determined to dismiss Partiz as the Company’s independent registered public accounting firm.

Partiz has not issued any reports on the audited financial statements of the Company.

During the Company’s most recent fiscal year ending December 31, 2016, the subsequent interim periods thereto, and through June 15, 2017, there were no disagreements (as defined in Item 304 of Regulation S-K) with Partiz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Partiz, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Partiz was not the Company’s independent registered accounting firm during the Company’s fiscal year ending December 31, 2015.

During the Company’s most recent fiscal year, the subsequent interim periods thereto, and through June 15, 2017, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). Partiz was not the Company’s independent registered accounting firm during the Company’s fiscal year ending December 31, 2015.

The Company provided Partiz with a copy of this disclosure and requested that Partiz furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which Partiz does not agree. A copy of Partiz’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

On June 15, 2017, the Company engaged Anton & Chia, LLP (“Anton & Chia”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2017 and 2016, the subsequent interim periods thereto, and through June 15, 2017, neither the Company nor anyone acting on its behalf consulted Anton & Chia with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Anton & Chia concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter from Partiz & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORSTARS GROUP

Date: September 18, 2017	By:	/s/ Wei-Rur Chen
Wei-Rur Chen
Chief Executive Officer